MERRILL LYNCH
GROWTH FUND






FUND LOGO




Quarterly Report

July 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011




Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER

For the quarter ended July 31, 1999, Merrill Lynch Growth Fund's Class A, Class B, Class C and Class D Shares had total returns of +10.86%, +10.52%, +10.54% and +10.74%, respectively. The Fund outperformed both the unmanaged Standard & Poor's 500 (S&P 500) Index and unmanaged S&P 500/Barra Growth Index, which returned -0.16% and +0.52%, respectively, for the same three-month period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)


Portfolio Matters
The Fund's outperformance was largely attributable to Safra Republic Holdings, Tyco International Ltd. and our biotechnology stocks. Safra Republic Holdings is a Luxembourg holding company for the European branches of Republic National Bank of New York. In May, HSBC Holdings plc, a London-based bank holding company, offered to acquire Safra at a 48% premium to the then-current trading price. Another significant contributor to the Fund's July quarter performance was Tyco International Ltd., a company we discussed in our last report to shareholders. Tyco stock was buoyed by growing investor appreciation of the accretive nature of the company's recently consummated acquisitions as well as by the announcement of fiscal third-quarter results that were more than 6% higher than consensus expectations.

The biotechnology sector was one of the best US equity market sectors in the July quarter. The sector benefited from increased investor interest generated by successful new product launches, acquisition activity and investment flows out of the underperforming large pharmaceutical stocks. As a group, the Fund's biotechnology positions outpaced both the unmanaged S&P Midcap Biotechnology Index and the unmanaged AMEX Biotechnology Index for the three months ended July 31, 1999.

During the July quarter, we initiated a position in Clear Channel Communications, Inc. Clear Channel is a diversified media company with operations in radio and television broadcasting and outdoor advertising. The company has been a key consolidator of the out-of-home media industry and is a major beneficiary of the secular shift of advertising away from newspapers and network television towards radio and outdoor media. The company's management team, led by the Mays family, has an excellent record with respect to anticipation of industry trends and the allocation of capital. We believe that the company will continue to make astute investments in the broadcasting industry. Clear Channel is forecast to grow free cash flow at rates in excess of 20% per annum over the next few years.


The Environment
The US equity market exhibited significant volatility during the July quarter. Following a sharp decline in the latter half of May, the popular indexes rose to new highs in mid-July before retreating once again. The roller coaster movement of the equity markets was induced by the ebb and flow of concerns over the continued strength of the US economy, signs of recovery in the European and Asian economies, and the attendant fear of a re-emergence of inflation. Technology was the best-performing sector in the quarter, led by the semiconductor and semiconductor equipment industries. Second best was the communication services sector, paced by the wireless communications group. The transportation sector turned in the quarter's worst performance with all component industries posting negative returns.

We expect the debate over inflation and the direction of interest rates to persist through the rest of the year. However, we do not foresee significant changes to our investment strategy. The Fund will continue to emphasize the stocks of companies that we believe are capable of superior growth in any economic environment. Since our investment philosophy is based on bottom-up stock selection, we do not anticipate making any major portfolio investments based on macroeconomic views, nor do we expect to time the market through adjustment of our cash position. Rather we expect to be fully invested under all market conditions and seek to outperform the relevant benchmarks over time through the assumption of stock-specific risk.


Merrill Lynch Growth Fund
July 31, 1999


In Conclusion
We expect the implementation of the Fund's new investment strategy to be substantially complete by the end of the Fund's fiscal year. At that time, we expect that the top 20 holdings should comprise about 60%-65% of the Fund's assets with another 20 stocks making up the balance. We will continue to emphasize companies that, in our view, will have growth in earnings, revenues, or cash flows far in excess of that of the average firm.

We thank you for your investment in Merrill Lynch Growth Fund, and we look forward to reviewing our outlook and strategy with you in the next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager





September 8, 1999




OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Stephen I. Silverman, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary


Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Growth Fund
July 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        -17.93%        -22.42%
Five Years Ended 6/30/99                  + 9.75         + 8.58
Ten Years Ended 6/30/99                   +12.14         +11.54

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                        -18.76%        -21.98%
Five Years Ended 6/30/99                  + 8.65         + 8.65
Ten Years Ended 6/30/99                   +11.00         +11.00

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                        -18.80%        -19.60%
Inception (10/21/94)
through 6/30/99                           + 8.38         + 8.38

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        -18.13%        -22.43%
Inception (10/21/94)
through 6/30/99                           + 9.23         + 7.98

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Growth Fund
July 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                     Ten Years/
                                              12 Month          3 Month           Since Inception
                                            Total Return      Total Return          Total Return
ML Growth Fund Class A Shares*                 - 7.62%           +10.86%              +201.62%
ML Growth Fund Class B Shares*                 - 8.56            +10.52               +172.14
ML Growth Fund Class C Shares*                 - 8.60            +10.54               + 47.86
ML Growth Fund Class D Shares*                 - 7.86            +10.74               + 53.52
Standard & Poor's 500 Index**                  +20.20            - 0.16           +396.63/+213.97

 *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.



PORTFOLIO INFORMATION

As of July 31, 1999
                                 Percent of
Ten Largest Equity Holdings      Net Assets

Safra Republic Holdings              6.4%
Tyco International Ltd.              5.9
Guidant Corp.                        4.3
Microsoft Corp.                      4.2
General Electric Co.                 4.1
MCI WorldCom Inc.                    3.5
Chiron Corp.                         3.3
Warner-Lambert Co.                   2.9
Maxim Integrated Products, Inc.      2.6
Texas Instruments Inc.               2.5

                                 Percent of
Geographic Allocation            Net Assets

United States                       92.4%
United Kingdom                       3.9
Spain                                1.2
Germany                              1.1
Finland                              1.0
France                               0.6



Equity Portfolio Changes for the
Quarter Ended July 31, 1999

Additions

 America Online, Inc.
*Chemdex Corp.
 Clear Channel Communications,
    Inc.
*drugstore.com, Inc.
*Freeserve PLC
*Genentech, Inc.
*Glaxo Wellcome PLC
*The Goldman Sachs Group, Inc.
 Intuit, Inc.
*Nextel Communications, Inc.
    (Class A)


Deletions

 AstraZeneca Group PLC
*Chemdex Corp.
 Compaq Computer Corp.
 Convergys Corp.
*drugstore.com, Inc.
 Ericsson LM 'B' Shares
*Freeserve PLC
*Genentech, Inc.
 General Motors Corp.
    (Class H)
 The Gillette Co.
*Glaxo Wellcome PLC
*The Goldman Sachs Group,
    Inc.
 Hewlett-Packard Co.
 McKesson HBOC, Inc.
 National Instruments Corp.
*Nextel Communications,
    Inc. (Class A)
 The Walt Disney Co.

*Added and deleted
 in the same quarter.




Merrill Lynch Growth Fund
July 31, 1999


SCHEDULE OF INVESTMENTS
                             Shares                                                                             Percent of
Industries                    Held          Long-Term Investments                     Cost            Value     Net Assets
Banking & Financial        445,600    Federal Home Loan Mortgage Association   $   26,762,888    $   25,566,300        0.9%
Services                 3,407,670    Lloyds TSB Group PLC                         45,016,956        44,273,812        1.5
                         2,735,000    Safra Republic Holdings                      51,275,125       187,077,523        6.4
                                                                               --------------    --------------      ------
                                                                                  123,054,969       256,917,635        8.8

Broadcasting &             700,000    Clear Channel Communications, Inc.           46,603,902        48,693,750        1.6
Publishing

Capital Goods--          1,185,000    Maxim Integrated Products, Inc.              35,058,356        75,840,000        2.6
Technology

Communications             957,654    Cisco Systems, Inc.                          52,758,445        59,494,255        2.0
Equipment                  970,400    Lucent Technologies Inc.                     53,676,326        63,136,650        2.2
                           338,292    Nokia OYJ 'A'                                23,691,349        29,330,728        1.0
                                                                               --------------    --------------      ------
                                                                                  130,126,120       151,961,633        5.2

Computer Services          300,000    America Online, Inc.                         34,095,990        28,537,500        1.0

Computer Software          530,000    Intuit, Inc.                                 40,718,556        43,327,500        1.5
                         1,444,052    Microsoft Corp.                             123,545,579       123,827,459        4.2
                                                                               --------------    --------------      ------
                                                                                  164,264,135       167,154,959        5.7

Computers                  754,878    Dell Computer Corp.                          37,553,307        30,855,638        1.1
                         1,021,400    EMC Corp.                                    54,583,091        61,858,538        2.1
                           546,200    International Business Machines Corp.        48,879,523        68,650,513        2.3
                                                                               --------------    --------------      ------
                                                                                  141,015,921       161,364,689        5.5

Diversified              1,115,700    General Electric Co.                        114,475,742       121,611,300        4.1
Manufacturing            1,770,000    Tyco International Ltd.                     136,898,380       172,906,875        5.9
                                                                               --------------    --------------      ------
                                                                                  251,374,122       294,518,175       10.0

Gas Pipeline &           3,855,434    TransMontaigne Inc.                          27,060,669        40,963,986        1.4
Transmission

Household Products         359,200    The Procter & Gamble Co.                     32,096,140        32,507,600        1.1
Insurance                  151,112    AXA                                          21,544,994        17,711,656        0.6
                           369,600    American International Group, Inc.           36,985,640        42,919,800        1.5
                                                                               --------------    --------------      ------
                                                                                   58,530,634        60,631,456        2.1

Life Sciences            1,000,000    Affymetrix, Inc.                             18,526,477        72,375,000        2.5
                         3,875,000    Chiron Corp.                                 65,166,113        96,875,000        3.3
                           434,500    CytoTherapeutics, Inc. (Warrants)(a)            651,750                          0.0
                         1,175,000    Human Genome Sciences, Inc.                  42,898,758        60,953,129        2.1
                         1,000,000    Millennium Pharmaceuticals, Inc.             17,754,752        62,250,000        2.1
                         1,762,700    Monsanto Co.                                 79,435,292        68,965,637        2.4
                                                                               --------------    --------------      ------
                                                                                  224,433,142       361,418,766       12.4



Merrill Lynch Growth Fund
July 31, 1999

SCHEDULE OF INVESTMENTS (continued)
                             Shares                                                                              Percent of
Industries                    Held          Long-Term Investments                    Cost             Value      Net Assets
Machinery &                204,475    Mannesmann AG                            $   28,957,874    $   31,101,433        1.1%
Equipment

Medical Technology       2,153,000    Guidant Corp.                               110,944,203       126,085,063        4.3
                           589,800    Medtronic, Inc.                              44,434,566        42,502,463        1.4
                                                                               --------------    --------------      ------
                                                                                  155,378,769       168,587,526        5.7

Natural Gas                784,000    Enron Corp.                                  51,658,188        66,787,000        2.3

Pharmaceuticals            582,400    Bristol-Myers Squibb Co.                     37,167,553        38,729,600        1.3
                           390,300    Eli Lilly and Co.                            35,666,685        25,613,438        0.9
                           485,800    Johnson & Johnson                            40,792,498        44,754,325        1.5
                           700,000    Merck & Co., Inc.                            51,264,991        47,381,250        1.6
                         1,134,600    Pfizer, Inc.                                 53,943,824        38,505,487        1.3
                           200,200    Schering-Plough Corp.                        10,857,375         9,809,800        0.3
                         2,372,908    SmithKline Beecham PLC                       32,655,540        29,215,241        1.0
                         1,281,800    Warner-Lambert Co.                           92,338,708        84,598,800        2.9
                                                                               --------------    --------------      ------
                                                                                  354,687,174       318,607,941       10.8

Retail                     542,900    The Home Depot, Inc.                         32,168,622        34,643,806        1.2
                         1,613,400    Wal-Mart Stores, Inc.                        68,353,938        68,166,150        2.3
                                                                               --------------    --------------      ------
                                                                                  100,522,560       102,809,956        3.5

Semiconductors             831,080    Intel Corp.                                  57,058,859        57,344,520        2.0
                           225,500    Motorola, Inc.                               16,000,514        20,576,875        0.7
                           513,800    Texas Instruments Inc.                       48,027,281        73,987,200        2.5
                                                                               --------------    --------------      ------
                                                                                  121,086,654       151,908,595        5.2

Telecommunications         745,800    Ameritech Corp.                              46,872,521        54,629,850        1.9
                         1,744,800    Global TeleSystems Group, Inc.               61,543,887        55,615,500        1.9
                         1,257,436    MCI WorldCom Inc.                           100,265,310       103,738,470        3.5
                           581,400    SBC Communications, Inc.                     31,034,048        33,248,812        1.2
                           513,400    Sprint Corp. (FON Group)                     21,057,956        26,536,362        0.9
                         2,142,000    Telefonica SA                                32,110,916        34,346,096        1.2
                         1,970,000    Vodafone Airtouch PLC                        36,581,161        41,998,824        1.4
                                                                               --------------    --------------      ------
                                                                                  329,465,799       350,113,914       12.0

                                      Total Long-Term Investments               2,409,471,118     2,870,426,514       98.0

                             Face
                            Amount      Short-Term Investments

Commercial Paper*      $65,787,000    General Electric Capital Corp., 5.13%
                                      due 8/02/1999                                65,768,251        65,768,251        2.2

                                      Total Short-Term Investments                 65,768,251        65,768,251        2.2




Merrill Lynch Growth Fund
July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
Options       Nominal Value Covered                                                  Premiums                     Percent of
Written          by Options Written                 Issue                            Received        Value        Net Assets
Call Options               300,000    EMC Corp., expiring January 2000
Written                               at $72.60                                $   (1,459,260)   $   (1,422,000)      (0.1)%
                           312,900    Monsanto Co., expiring December 1999
                                      at $50                                         (766,605)         (475,608)       0.0
                           521,600    Monsanto Co., expiring December 1999
                                      at $51.1242                                  (1,134,949)         (740,672)       0.0
                            46,850    Monsanto Co., expiring December 1999
                                      at $52.40                                      (110,566)          (58,094)       0.0

                                      Total Options Written                        (3,471,380)       (2,696,374)      (0.1)

Total Investments, Net of Options Written                                      $2,471,767,989     2,933,498,391      100.1
                                                                               ==============
Liabilities in Excess of Other Assets                                                                (3,334,633)      (0.1)
                                                                                                 --------------      ------
Net Assets                                                                                       $2,930,163,758      100.0%
                                                                                                 ==============      ======

Net Asset                Class A--Based on net assets of $776,265,079 and 36,046,373
Value:                            shares outstanding                                             $        21.54
                                                                                                 ==============
                         Class B--Based on net assets of $1,303,738,215 and 66,007,441
                                  shares outstanding                                             $        19.75
                                                                                                 ==============
                         Class C--Based on net assets of $110,368,207 and 5,628,008
                                  shares outstanding                                             $        19.61
                                                                                                 ==============
                         Class D--Based on net assets of $739,792,257 and 34,491,160
                                  shares outstanding                                             $        21.45
                                                                                                 ==============


  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
